EXHIBIT 10.39

                               THIOKOL CORPORATION

                    NONQUALIFIED STOCK OPTION GRANT AGREEMENT

                               HOWMET PARTICIPANTS

                          GRANTED DECEMBER 13, 1995 FOR
                     10-YEAR TERM EXPIRING DECEMBER 13, 2005


NAME:


OPTION SHARES IN GRANT:

OPTION EXERCISE PRICE.

Your option is subject to the following provisions in addition to those set forth in the attached Notice of Grant (the "Notice") awarded pursuant to the terms and conditions of the Thiokol Corporation 1989 Stock Awards Plan, as amended ("Plan"):

SECTION 1.0

Contingent  Stock Option Grant and  Vesting:  Your stock option is  contingently
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granted. It is a nonqualified stock option for federal income tax purposes. This stock option vests, thereby becoming exercisable, only on the occurrence of the following events:

(i) 50% of your stock option grant shares vests, thereby becoming exercisable, on the date the Thiokol Corporation ("Thiokol") or a wholly-owned affiliate of Thiokol completes the acquisition of 100% of the equity ownership of Blade Acquisition Corp. from Carlyle-Blade Acquisition Partners L.P. thereby obtaining 100% of the controlling interest of Howmet Corporation and the Cercast Group of Companies (hereinafter the "Acquisition Date");

(ii) an aditional 25% of your stock option grant shares vests and thereby becoming exercisable twelve months subsequent to the Acquisition Date; and

(iii)the remaining 25% of your stock option grant shares vests and thereby becoming exercisable twenty-four months following the Acquisition Date.

     In the event Thiokol or wholly-owned affiliates of Thiokol fail to complete the acquisition of 100% of the equity ownership of Blade Acquisition Corp. or




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     otherwise  fails to obtain  100% of the  equity  ownership  and  control of
     Howmet Corporation and the Cercast Group of Companies from Carlyle-Blade Acquisition Partners L.P. prior to December 13, 2001, this stock option grant becomes void and any and all stock option rights awarded to you pursuant to this Stock Option Grant Agreement ("Grant Agreement") shall terminate as of such date.

SECTION 2.0

Exercisability:  For the  purposes of Section 2.0 through  Section  10.0 of this
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Grant Agreement, the term "Company" shall mean collectively Thiokol Corporation,
Howmet   Corporation  and  the  Cercast  Group  of  Companies  and  wholly-owned subsidiaries.

(i) Your option shall be exercisable only to the extent your stock option vests on the Acquisition Dates described in clauses (i), (ii) and (iii) in
     Section 1.0 above and you are actively employed by the Company at all times before your option vests and you exercise your option.

(ii) No part of your option will be exercisable prior to the date such option becomes vested and shall be exercisable in full to the extent then vested, provided that your employment shall not have terminated prior to the option exercise date.

(iii)Your option will expire at the close of business in the office of the Corporate Secretary of Thiokol on December 13, 2005 (the "Expiration Date") except as provided sooner in Section 3.0 or the option otherwise becomes void pursuant to Section 1.0.

SECTION 3.0

Termination of Employment
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(i) If your employment with the Company  terminates prior to the Expiration Date because of -

     (1) your retirement pursuant to the terms of a Company tax qualified pension plan, your option, to the extent that it is vested as of your retirement date, will remain exercisable until the Expiration Date; or

     (2) your death while an employee of the Company or after your retirement date pursuant to the terms of a Company tax qualified pension plan, as the case may be, your option will remain exercisable by your estate or other person succeeding to your rights hereunder by reason of your death, for a period of two years after the date of your death, or the option Expiration Date whichever date occurs first. Your option shall not,

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         under any  circumstances,  be exercisable  after the  Expiration  Date, except that if you should die while actively employed by the Company prior to the Expiration Date, your option will remain exercisable for a period of three months after the date of your death.

(i) If your employment terminates other than for retirement pursuant to the terms of a Company tax qualified pension plan as provided in subparagraph
      (i) of this Section 3.0 and your option was exercisable on the date of termination of your employment to the extent that such option is then vested, you may exercise your option within three months after termination of your employment, or until its Expiration Date, whichever date occurs first.

SECTION 4.0

Procedure for Exercise: You may exercise your rights to purchase all or any part
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of the  option  shares of the  Thiokol  common  stock  (par  value $1 per share)
granted to you in the amount specified in the Notice ("Option Shares") at any time and from time to time during the term of your option by: (i) delivery of written notification of exercise and payment in full either in cash or the request value of common stock of Thiokol delivered to the Thiokol Corporate Secretary for all Option Shares being purchased plus the amount of any federal and state income taxes required to be withheld by reason of the exercise of your option; and (ii) if requested, within the specified time set forth in any such request, delivery to Thiokol of such written representations and undertakings as may, in the opinion of Thiokol's legal counsel, be necessary or desirable to comply with federal and state tax and securities laws. The record date of your ownership of all Option Shares purchased under this option shall be the date upon which the above-described notification and payment are received by Thiokol, provided that any requested representations and undertakings are delivered within the time specified.

SECTION 5.0

Securities Law  Restrictions:  You understand and  acknowledge  that  applicable
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securities  laws govern and may restrict your right to offer,  sell or otherwise dispose of any Option shares not offer, sell or otherwise dispose of any Option Shares unless your offer, sale or disposition thereof is registered under the Securities Act of 1933 (the "1933 Act") or an exemption from the registration requirements of the 1933 Act, such as the exemption afforded by Rule 144 of the Securities and Exchange Commission ("SEC"), is available. You further understand and acknowledge that one of the requirements of Rule 144 is that there shall be available adequate current public information with respect to Thiokol at the time of the proposed disposition of the Option Shares, and that Thiokol is not obligated hereunder to file reports with the SEC or otherwise make current public information available for such purpose or to take any other action to make available an exemption from the registration requirements of the 1933 Act. You agree that you will not



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offer,  sell or otherwise dispose of any Option Shares in any manner which would
(i) require Thiokol to file any registration statement with the SEC; (ii) require Thiokol to amend or supplement any registration statement which Thiokol at any time may have on file with the SEC; or (iii) violate the 1933 Act, the rules and regulations promulgated thereunder or any other state or federal law.

SECTION 6.0

Non-Transferability:   Your   option  is  personal  to  you  and  shall  not  be
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transferable  by  you  otherwise  than  by  will  or the  laws  of  descent  and distribution or pursuant to a Qualified Domestic Relations Order. During your lifetime your option is exercisable only by you. You may not transfer this option to a trust.


SECTION 7.0

Conformity  With Plan:  Your Option is intended to conform in all respects  with
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the Thiokol  Corporation 1989 Stock Awards Plan (the "Plan"), a copy of which is attached hereto. Inconsistencies between this Grant Agreement and the Plan shall be resolved in accordance with the terms of the Plan. All definitions stated in the Plan shall be fully applicable to this Grant Agreement.


SECTION 8.0

Employment and  Successors:  Nothing herein or in the Notice or the Plan confers
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any right or  obligation  on you to continue in the employ of the Company or any subsidiary or shall affect in any way your right or the right of the Company or any subsidiary, as the case may be, to terminate your employment at any time. This Grant Agreement, the Notice, and the Plan shall be binding upon any successor or successors of the Company.

SECTION 9.0

Governing Law: This Grant Agreement, the Notice, and the Plan shall be construed
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in accordance with and governed by the laws of the State of Utah.

SECTION 10.0

Option Not Deemed to be Compensation for other Benefit Plans: To the extent this
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stock  option  or the  exercise  of this  option  in whole or in part is  deemed compensation, the compensation derived from this option shall not be construed as compensation or income for determining the level of benefits from any other employee benefit plan, policy or program of the Company.



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